                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKING MAXIMUM
APPRECIATION OF
INVESTORS CAPITAL

KEMPER
SMALL CAPITALIZATION EQUITY FUND

                  "... Despite the market's recent challenges,
                         we remain absolutely committed
                   to small-cap growth stock investing. ... "

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Largest Holdings
11
Portfolio of Investments
14
Financial Statements
16
Notes to Financial Statements
19
Financial Highlights
21
Shareholders' Meeting

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                       12.17%
CLASS B                                       11.52%
CLASS C                                       11.68%
LIPPER SMALLCAP FUNDS CATEGORY AVERAGE*       12.53%
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

INVESTMENTS BY THE FUND IN SMALL COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN LARGER, MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    3/31/99   9/30/98
--------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS A               $5.54     $5.30
--------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS B               $5.15     $4.98
--------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS C               $5.18     $5.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY
FUND LIPPER RANKINGS AS OF 3/31/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY

                 CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
    1-YEAR       #280 of       #312 of       #315 of
                664 funds     664 funds     664 funds
--------------------------------------------------------------------------------
    5-YEAR       #161 of         N/A           N/A
                230 funds
--------------------------------------------------------------------------------
    10-YEAR      #38 of          N/A           N/A
                72 funds
--------------------------------------------------------------------------------
    15-YEAR      #13 of          N/A           N/A
                25 funds
--------------------------------------------------------------------------------
    20-YEAR       #4 of          N/A           N/A
                15 funds
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE SIX-MONTH PERIOD, KEMPER SMALL CAPITALIZATION EQUITY FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                            CLASS A  CLASS B  CLASS C
--------------------------------------------------------------------------------
    LONG-TERM CAPITAL GAIN   $.41     $.41     $.41
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

-------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
-------------------------------------------------------------------------------

[DIAGRAM]

SOURCE: Data provided by Morningstar, Inc. Chicago, IL (312) 696- 6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.

THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY- TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER SMALL CAPITALIZATION EQUITY FUND IN THE SMALL CAP GROWTH CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BENCHMARK A comparison for measuring fund performance, typically a market index. Kemper Small Capitalization Equity Fund uses the Russell 2000 Index, an unmanaged pool of small-company stocks, as one of its primary index benchmarks.

INITIAL PUBLIC OFFERING (IPO) The first launch of a company's publicly traded stock. IPOs often involve a relative small quantity of shares. When paired with fluctuating demand, the small quantity of shares can contribute to increased volatility.

LIQUIDITY Describes how easy it is to move in and out of a stock. Due to higher recognition levels and greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers both greater risk and return potential: Investors who wish to sell a less-liquid stock may find it difficult to find a buyer, but may also be able to dictate a higher price if the stock is in demand.

MARKET CAP (CAPITALIZATION) Market capitalization refers to the total value of a company's outstanding stock.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Throughout April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. But those gains don't tell the whole story -- investors in the first four months of the year have endured significant volatility. What drove the climb to 11,000 and what, at the same time, has led to investor anxiety?

  Driving the market, in part, was consumer confidence. In the first quarter of 1999, consumer spending surged 6.7 percent -- the largest rise in 11 years. The market's rise seems to have buoyed consumer confidence, which rose for the sixth consecutive month in April. And, the resilience of the economy has bolstered more optimistic expectations for the next six months.

  Inspiring consumer confidence also were the lowest levels of inflation in a generation. As measured by the consumer price index (CPI), inflation has been between 1 1/2 and 2 percent, compared to approximately 4 percent in the beginning of the 1990s and 10-12 percent in the beginning of the 1980s. Still, inflation worries have been seeping into the market. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks as if it will remain low at about 2 percent this year.

  Also contributing to consumer confidence, short-term and long-term interest rates remained low over the first quarter, and can be expected to remain so. Today's Fed policy is reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. Consequently, we expect no changes in short-term interest rates during May and June, and there's only a small chance that the Fed will raise interest rates in the second half of the year. Moreover, the federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially from households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  Such a positive environment is exactly what poses risk for investors, and is key to understanding recent volatility in the market. A stronger economy has the potential to feed inflation fears and drive up interest rates. Events on April 30 illustrated the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. The steady stream of positive economy's news prompted a sell-off in the markets based on fears that the strong pace of economic growth will eventually lead to higher inflation. The benchmark 30-year Treasury bond fell nearly 2 points (close to $20 for a bond with a $1,000 face amount) as the yield shot up to 5.657 percent. It was the biggest one-day plunge in bonds in two months. Bonds, in turn, pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggested continued growth as we moved into the second quarter of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy in the past three or four years. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices were rising as the economy was growing, the Fed would most likely raise short-term interest rates, which would change the financial market outlook. But again, that isn't happening right now.

  However, we do see some vulnerability. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which will most likely lead to the central bank lowering interest rates in order to boost domestic spending. In many countries in Europe, there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgages are reduced and homeowners

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF MARCH 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

spend money elsewhere. This has a huge impact on consumer spending, and will help European equities in the long term. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.
  But don't forget that international crises have the potential to affect the U.S. markets drastically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates.
  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation -- these are particularly older investors who are accustomed to inflation accompanying growth. But we currently just don't see the pressure toward inflation at all, so there's no reason to want a slowdown. The best approach now, as in any market, is to diversify and invest for the long term.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF MAY 5, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[STALZER PHOTO]

KURT R. STALZER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN JANUARY 1997 AND HAS MORE THAN 15 YEARS OF INVESTMENT EXPERIENCE. HE IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND PORTFOLIO MANAGER OF KEMPER SMALL CAPITALIZATION EQUITY FUND. HE IS ALSO A MEMBER OF THE FINANCIAL ANALYST FEDERATION AND THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH. STALZER IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS' GLOBAL STAFF OF RESEARCH ANALYSTS, ECONOMISTS, INVESTMENT SPECIALISTS AND TRADERS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE SEMIANNUAL PERIOD, SMALL-CAP STOCKS FACED AN OFTEN INHOSPITABLE MARKET CLIMATE. NONETHELESS, KEMPER SMALL CAPITALIZATION EQUITY FUND EARNED A RESPECTABLE RETURN. BELOW, LEAD PORTFOLIO MANAGER KURT STALZER DISCUSSES THE CHALLENGES OF THE MARKET, HIS INVESTMENT STRATEGY AND HOW HE POSITIONED THE FUND.

Q     HOW DID THE FUND PERFORM DURING THE SEMIANNUAL PERIOD?

A     The past six months were an extremely challenging time for small-cap investing. Nonetheless, the fund earned a good return. For the six months ending March 31, 1999, Kemper Small Capitalization Equity Fund returned 12.17 percent (Class A shares, unadjusted for any sales charges).

      The fund beat its benchmark, the Russell 2000 Index, up 10 percent, and performed closely in line with its peer group average. For the semiannual period, the Lipper Small Cap Fund Category average was 12.53 percent.

      We know that many funds posted higher gains than Kemper Small Capitalization Equity Fund. But, it's important to compare apples to apples. Many of these recent top-performers are investing exclusively in the market's currently favored areas, such as large-cap growth and technology. We encourage shareholders to take a long-term perspective about these high flyers, and remember that this current period is very unusual. Over the past fifty years, stocks have returned an average of 14 percent a year. So, within this larger historical context, we believe that the fund is on track.

Q     IN GENERAL TERMS, HOW DID SMALL-CAP STOCKS PERFORM VERSUS LARGE-CAP
STOCKS?

A     Overall, small-cap stocks lagged their larger-cap counterparts by a wide margin. We can see the discrepancy between small-and large-cap performance by comparing the returns of two market benchmarks. (See Terms To Know.) The Russell 1000 Index, a benchmark for large-company stocks, earned 26.9 percent during the past six months. Meanwhile, the Russell 2000 Index, a benchmark for small-company stocks and for Kemper Small Capitalization Equity Fund, earned just 10 percent.

Q     PLEASE PROVIDE AN OVERVIEW OF THE MARKET CLIMATE DURING THE SEMIANNUAL
PERIOD, HIGHLIGHTING ANY ADDITIONAL CHALLENGES THAT SMALL-CAP STOCKS FACED.

A     In a volatile market climate, investors' desire for liquidity and perceived safety worked against small caps. The semiannual period began October 1, 1998, on an extremely uncertain note. Just weeks previously, the Russian debt default sent global markets spiraling downward. Both large-cap and small-cap stocks suffered.

      While the markets rebounded from the August sell-off, large-cap growth stocks rebounded with considerably more momentum. Investors believed that mega-cap growth companies could better withstand global volatility than small caps could. The environment for small-cap stocks worsened through October. Amid concerns that small companies would have difficulty securing loans to finance future growth, investors continued to sell off small caps, seemingly blind to underlying

PERFORMANCE UPDATE

fundamentals. The quantity of new IPOs (see Terms To Know) also dried up, as small companies preferred to delay their stock launches until a more friendly environment began.

  The climate for small-caps did improve briefly, however. By cutting interest rates in October, the Federal Reserve dispelled some of the concerns about the opportunities for smaller companies to gain access to capital. (In a lower-rate environment, companies can borrow money with greater ease.) Also, excitement about the Internet propelled technology stocks, including many small-cap tech stocks. As a result of these and other factors, small-caps surged in the fourth quarter, enjoying particularly outstanding performance in December. Unfortunately, the rebound was short-lived. Small-caps slowed their pace again in 1999, hindered by renewed liquidity concerns and earnings disappointments.

  Compared to large-cap stocks, small-caps were also hindered because the dollar was weaker relative to many international currencies. (By "weak dollar," we mean that an investor must pay more U.S. dollars for a given amount of a "stronger" international currency.) In this environment, earnings generated from international profits carry an extra positive impact. While domestic mega-cap companies often derive a large portion of their income from international markets, small companies typically earn a greater portion of revenue from domestic markets.

Q     PLEASE SUMMARIZE YOUR INVESTMENT STRATEGY.

A     We follow a growth-at-a-reasonable-price strategy. First, we look for superior companies. To meet our strict criteria, a company must have sustainable and consistent earnings growth potential for a two-to five-year time horizon. We look for firms with dominant market positions, those that occupy a niche market, and those with innovative products, services, or distribution strategies.

      But, finding a good company is just the first step. To meet our investment criteria, a good company must also be a good stock. By that, we mean that the stock must be trading at a reasonable price, relative to its earnings-growth potential.

      Our investment approach is research-intensive, and incorporates qualitative and quantitative measures. We scrutinize company fundamentals, including product positioning, business models, management capability, and competitive position. We further analyze and project balance sheet information, such as earnings growth, cash flow, and book value.

Q     YOU'VE NOTED THAT TECHNOLOGY STOCKS HAVE BEEN STRONG PERFORMERS. HOW HAS
KEMPER SMALL CAPITALIZATION FUND PARTICIPATED IN THIS RALLY?

A     We've found many attractive technology stocks. Generally, we've favored networking, semiconductors and components, and communication equipment.

      For instance, the fund benefited significantly from positions in Network Appliance, Applied Micro Circuits, and Pegasus Systems. Network Appliance is a dominant leader in the memory storage area. As Internet and intranet usage grows, the need for cost-effective electronic data storage increases. Network Appliance offers companies innovative solutions for addressing memory-storage issues. Applied Micro Circuits offers a niche play on two high-growth areas, computer components and telecommunications. Applied Micro Circuits manufactures specialized semiconductors designed for wireless communications. In Pegasus Systems, we found a company that offers an innovative service-oriented application of Internet technology. Pegasus provides hotels across the globe with Internet-based services, such as room-reservation systems.

      In contrast, we're steering clear of untested pure Internet stocks, such as search engines and firewall providers. Our investment discipline demands strong underlying company fundamentals, demonstrated earnings-growth potential and reasonable stock prices. Quite simply, many of the market's Internet favorites -- the ".com" group -- fall short on one or more counts. We're also cautious about information-technology (IT) services and software. While IT-services companies benefited from increased need for Year 2000 consulting, the demand has tapered off as companies complete their preparation. Also, there are indications that companies could refrain from purchasing new software packages until after the uncertainty surrounding Y2K lessens.

Q     IN WHAT OTHER AREAS ARE YOU FINDING APPEALING OPPORTUNITIES?

A     Our investment discipline has led us to many attractive specialty-retail stocks. A low-inflation, high-employment climate has fostered high consumer confidence, which in turn has benefited quality retailers. Service stocks also enjoy a high level of representation in the portfolio. Our analysis indicates that quality service companies have good potential for predictable earnings. Also, they tend to have a lower level of international exposure.

PERFORMANCE UPDATE

      We also remain very interested in the stocks of medical supply and device companies. Demographic trends support stable and growing demand for their products, which in turn bodes well for consistent, above-average earnings growth. Unfortunately, due to consolidation trends, the number of small-cap health care companies has diminished markedly.

Q     IN ADDITION TO THE TECHNOLOGY STOCKS YOU'VE DISCUSSED, GIVE US SOME
EXAMPLES OF YOUR STOCK-SELECTION PROCESS IN ACTION.

A     As we've found many attractive stocks in the retail, services, and medical supplies and devices groups, let's look at an example from each:

      RETAIL: Linens 'N Things, a housewares retailer, exemplifies our investment criteria. With few direct competitors and plenty of room to expand, the firm has been successful in carving a niche for itself. Even though it's a small company, Linens 'N Things has taken market share away from large mass merchandisers. In addition to exceptionally strong and consistent top-line growth, we found the company's centralized management particularly attractive. Our analysis indicates that centralized management can contribute significantly to above-average profit and earnings growth. Moreover, because its leading competitor, Bed Bath & Beyond, has decentralized management, we feel that Linens 'N Things has an extra edge.

      We went off the beaten path to find Linens 'N Things; it's not widely followed by Wall Street analysts. But independent research served us well, and the stock has been a standout performer since we purchased it during it the fourth quarter of 1998.

      SERVICES: Education Management Corp. is another noteworthy stock. This company operates post-secondary education facilities -- including associate and bachelor degree programs and a variety of vocational and technical non-degree coursework. Similar to other well-managed service companies, Education Management Corp. offers a predictable business model, stable growth and rational expansion plans. And, the quality of its operations is top-notch, with a very high placement level for its graduates. Education Management Corp. also has pricing power, having increased its tuition rates between four to five percent annually.

      HEALTH CARE: VISX, currently one of the largest holdings in the portfolio, develops laser machines for eye surgery. We've backed the stock with conviction throughout the semiannual period, and this conviction paid off. High-quality products and an excellent reputation among ophthalmologists establish VISX as a dominant leader. Moreover, because its products are the only FDA-approved options for certain procedures, VISX is well ahead of its competitors. As corrective-vision surgeries become more common, we believe that VISX is well positioned to further expand its market share.

Q     WHAT DID NOT PERFORM AS WELL AS EXPECTED?

A     As we noted, the markets focus on large-cap growth stocks and high-priced technology stocks hindered our relative performance. However, there were also individual stocks that impeded absolute performance.

      The fund's stake in Stewart Enterprises, a funeral home and cemetery operator, took a toll on performance. Stewart's decline demonstrates how small-cap stocks are often painted with a broad brush. Stewart dropped after one of its competitors fell short of earnings. And even though Stewart's fundamentals remained strong and intact, investors got jittery and sold indiscriminately. We don't think such an emotional response serves shareholders well: Because Stewart's fundamentals remain in place, we continue to hold the stock.

      In contrast, due to its poor performance and potentially sliding fundamentals, we eliminated Parexel International from the fund. Parexel provides clinical trials for drug companies. Unfortunately, when a previously strong flow of contracts became choppy, Parexel's management was unprepared. The company lost steam and fell short of earnings expectations. Similarly, due to a weakening business model, we sold Boron LePore & Associates, a firm that creates promotional shows for pharmaceutical firms.

      Global Industries, an oil-services firm, also clipped performance. Initially, we were attracted to the company's diversified operations and its attractive valuations. As the price of crude oil languished, though, Global Industries was unable to deliver acceptable earnings. Based on the marked deceleration of growth, we eliminated the stock from the portfolio.

Q     HOW ARE YOU BALANCING LIQUIDITY CONCERNS WITH YOUR COMMITMENT TO YOUR
SMALL-CAP DISCIPLINE?

A     While adhering to our investment discipline, we are steering clear of some of the smallest stocks. While micro-caps provide the potential for high returns, we don't feel that it's prudent for the fund to

PERFORMANCE UPDATE

have a high degree of exposure to them. Quite simply, the profit potential doesn't outweigh the liquidity risk.

      The median market capitalization of the fund is just under $1 billion, up from $750 million at the start of the fiscal year. We feel that at this level the fund benefits from higher liquidity, while remaining committed to small-caps.

      We also believe that this modest increase makes sense given the increase in the market's overall level of capitalization. Because the market's capitalization fluctuates, we think that "small-cap" is best understood as a relative term, not an absolute one. We're in good company: Morningstar, an independent financial research and rating service, recently adapted its style-box definitions to support this approach. Previously, Morningstar used a static range, classifying small-caps funds as those with median market caps of less than $1 billion. Now, however, Morningstar has adapted its methodology, and defines small-cap in more flexible terms, based on the capitalization of the market as a whole.

Q     WHAT'S YOUR OUTLOOK FOR SMALL-CAP STOCKS?

A     Well, it's important to remember that no one can predict with certainty what the markets will do next, particularly over the short term. We still believe that small-cap stocks offer the potential for good long-term capital growth. Although the pace of small-cap earnings growth has slowed relative to large-caps, small-caps are priced very favorably compared to their cash flows, sales and book values.

      We encourage shareholders to remain patient, however. In an uncertain global market climate, liquidity may remain a driving force, turning market sentiment toward large-caps.

Q     GIVEN THE CHALLENGES IN THE RECENT MARKET CLIMATE, SHOULD INVESTORS
INCLUDE A SMALL-CAP COMPONENT IN THEIR LONG-TERM PORTFOLIOS?

A     In exchange for their higher level of risk, small-cap stocks have traditionally offered a higher potential return. We encourage shareholders to keep this risk/reward trade-off in mind, and to make sure that their small-cap exposure is consistent with their risk tolerance, time horizon and goals.

      We believe that small caps can play an important role in a diversified investment plan. Historically, small caps and large caps have tended to perform countercyclically, rising and fading at different times. Having exposure to both small and large companies means that your eggs aren't all in one basket. While we don't know when the tide will turn, or what the catalyst will be, we do think that it is unlikely that large-cap stocks will dominate forever.

      We also have a high degree of conviction in our investment discipline. Despite the market's recent challenges, we remain absolutely committed to small-cap growth stock investing. The fund's growth-at-a-reasonable-price strategy leverages the capabilities of Scudder Kemper Investments' large staff of portfolio managers, analysts and investment specialists. We are dedicated to using these resources to help the fund's shareholders pursue their long-term investment goals.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MARCH 31, 1999, AND ON SEPTEMBER 30, 1998.

                                  [BAR GRAPH]

                              KEMPER SMALL CAPITALIZATION        KEMPER SMALL CAPITALIZATION
                                 EQUITY FUND ON 3/31/99             EQUITY FUND ON 9/30/98
Consumer non-durables                    26.10%                             29.70%
Technology                               22.20%                             20.60%
Health care                              11.90%                             22.60%
Capital goods                            10.30%                              8.40%
Service industries                        9.20%                              0.00%
Finance                                   8.20%                              6.80%
Consumer durables                         3.80%                              4.70%
Transportation                            3.00%                              3.10%
Basic industries                          2.40%                              2.90%
Communications                            1.80%                              0.00%
Energy                                    1.10%                              1.20%

A COMPARISON WITH THE RUSSELL 2000 INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER SMALL CAPITALIZATION EQUITY FUND REPRESENTED ON MARCH 31, 1999, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 INDEX.

                                  [BAR GRAPH]

                              KEMPER SMALL CAPITALIZATION
                                 EQUITY FUND ON 3/31/99         RUSSELL 2000 INDEX ON 3/31/99
                              ---------------------------       -----------------------------
Consumer non-durables                    26.10%                             24.70%
Technology                               22.20%                             30.60%
Health care                              11.90%                             13.70%
Capital goods                            10.30%                              6.80%
Service industries                        9.20%                              0.00%
Finance                                   8.20%                             12.70%
Consumer durables                         3.80%                              1.60%
Transportation                            3.00%                              2.00%
Basic industries                          2.40%                              2.60%
Communications                            1.80%                              0.00%
Energy                                    1.10%                              1.50%
Utilities                                 0.00%                              3.80%

*The Russell 2000 Index is an unmanaged capitalization weighted index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Source is Lipper Analytical Services, Inc.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 25.5 PERCENT OF THE FUND'S COMMON STOCK HOLDINGS ON MARCH 31, 1999


--------------------------------------------------------------------------------------
HOLDINGS                                                                       PERCENT
--------------------------------------------------------------------------------------

1.          COMVERSE                      Develops, manufactures, and            3.8%
            TECHNOLOGY                    markets high-performance computer
                                          systems designed to serve a broad
                                          range of commercial and military
                                          multimedia communications
                                          processing applications.

2.          JABIL CIRCUIT                 Contract manufacturer of electric      3.4%
                                          circuit board assemblies.

3.          DYCOM INDUSTRIES              Providers fiber optic and copper       2.9%
                                          transmission, installation,
                                          telephone engineering and
                                          electrical services to
                                          telecommunications and electric
                                          utility companies.

4.          VISX                          Engaged in the design,                 2.5%
                                          manufacturing and marketing of
                                          proprietary technologies and
                                          systems for laser vision
                                          correction.

5.          REGIS                         Owns and operates the Regis            2.5%
                                          Hairstylists and MasterCuts
                                          salons. Sells beauty care
                                          supplies.

6.          SYKES ENTERPRISES             Provides information technology        2.3%
                                          outsourcing services, including
                                          hardware and software support,
                                          help desk services, consulting and
                                          documentation development.

7.          MEN'S WEARHOUSE               Large off-price provider of men's      2.1%
                                          business attire.

8.          FOODMAKER                     Owns and operates the Jack In The      2.1%
                                          Box restaurant chain.

9.          CINAR                         Develops, produces and distributes     2.0%
                                          family oriented programming and
                                          educational services.

10.         EDUCATION                     Operates secondary post-secondary      1.9%
            MANAGEMENT                    programs including associate and
                                          bachelor degree as well as
                                          non-degree courses.


*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAPITALIZATION EQUITY FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1999 (UNAUDITED)
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS                                                                             NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------------------------------------------------
    BASIC INDUSTRIES--2.4%
                                           Spartech Corp.                                          571,500       $ 11,787
                                       (a) United Rentals, Inc.                                    205,933          5,869
                                           -------------------------------------------------------------------------------
                                                                                                                   17,656
--------------------------------------------------------------------------------------------------------------------------

    CAPITAL GOODS--10.1%
                                           Applied Power, Inc.                                     188,700          5,142
                                       (a) Astec Industries                                        257,800          7,960
                                       (a) Dril-Quip, Inc.                                         420,700          9,282
                                       (a) Jacobs Engineering Group                                312,588         12,328
                                       (a) Motivepower Industries, Inc.                            481,800         12,105
                                       (a) Novellus Systems                                        203,600         11,223
                                       (a) RailWorks Corp.                                         491,100          5,279
                                       (a) SPS Technologies                                        203,900          8,003
                                           Westinghous Air Brake Co.                               198,100          4,135
                                           -------------------------------------------------------------------------------
                                                                                                                   75,457
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--1.8%
                                       (a) Pinnacle Holdings, Inc.                                 487,800          7,378
                                       (a) Plantronics, Inc.                                        97,800          6,119
                                           -------------------------------------------------------------------------------
                                                                                                                   13,497
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER CYCLICALS--20.2%
                                       (a) AnnTaylor Stores Corp.                                  150,300          6,641
                                       (a) Cinar Corp.                                             630,800         14,508
                                       (a) Consolidated Graphics, Inc.                             123,200          7,115
                                       (a) Cost Plus, Inc.                                         362,100         10,637
                                       (a) Education Management Corp.                              458,800         14,108
                                       (a) Foodmaker                                               599,200         15,280
                                       (a) ITT Educational Services, Inc.                          270,700         10,168
                                       (a) Linens 'n Things, Inc.                                  275,200         12,487
                                       (a) Men's Wearhouse                                         545,550         15,753
                                       (a) O'Reilly Automotive                                     272,100         12,176
                                       (a) Select Appointments Hldgs. (ADR)                        447,200         11,935
                                           Stewart Enterprises, Inc.                               454,100          7,294
                                       (a) Zale Corp.                                              367,400         12,560
                                           -------------------------------------------------------------------------------
                                                                                                                  150,662
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER DURABLES--3.7%
                                       (a) Dura Automotive Systems, Inc.                           333,100          9,410
                                       (a) Gilat Satellite Networks Ltd.                           172,600         10,356
                                       (a) Tower Automotive, Inc.                                  439,100          8,178
                                           -------------------------------------------------------------------------------
                                                                                                                   27,944
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--5.5%
                                       (a) American Italian Pasta Co.                              182,600          4,565
                                       (a) Aurora Foods                                            427,900          7,007
                                           Regis Corp.                                             687,450         18,303
                                       (a) U.S. Foodservice, Inc.                                  235,800         10,965
                                           -------------------------------------------------------------------------------
                                                                                                                   40,840
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--1.1%
                                       (a) Cal Dive International, Inc.                            374,900          7,826
                                           -------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------------------------------------------------
    FINANCE--8.1%                          American Heritage Life Investment Corp.                 364,900       $  8,507
                                           Bank United Corp.                                       181,800          7,431
                                           Community First Bankshares                              502,200         10,044
                                           Legg Mason                                              179,800          6,057
                                           Metris Companies, Inc.                                  225,600          9,109
                                       (a) NCO Group Inc.                                          260,300          9,631
                                           Texas Regional Bancshares                               365,250          9,862
                                           -------------------------------------------------------------------------------
                                                                                                                   60,641
--------------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--11.7%                 (a) Advance Paradigm, Inc.                                  168,600         10,653
                                       (a) Hanger Orthopedic Group, Inc.                           388,000          5,238
                                       (a) Medicis Pharmaceutical Corp.                            363,750         10,913
                                       (a) MedQuist, Inc.                                          378,900         11,367
                                       (a) Osteotech, Inc.                                         306,150         10,524
                                       (a) Priority Health Corp.                                    24,500          1,109
                                       (a) ResMed, Inc.                                            284,100          8,025
                                       (a) Serologicals Corp.                                      530,500          7,195
                                       (a) Shire Pharmaceuticals Group PLC                         172,700          3,940
                                       (a) VISX, Inc.                                              171,500         18,447
                                           -------------------------------------------------------------------------------
                                                                                                                   87,411
--------------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--9.0%           (a) ChoicePoint, Inc.                                       185,500          9,252
                                       (a) Complete Business Solutions, Inc.                       518,800         10,181
                                       (a) Dycom Industries, Inc.                                  486,750         21,174
                                       (a) MAXIMUS, Inc.                                           170,000          4,951
                                       (a) Metzler Group, Inc.                                     277,100          8,694
                                       (a) Pegasus Systems, Inc.                                    73,100          2,915
                                       (a) Plexus Corp.                                            167,300          4,663
                                       (a) Quanta Services, Inc.                                   215,900          5,492
                                           -------------------------------------------------------------------------------
                                                                                                                   67,322
--------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--21.8%                  (a) Alpha Industries                                        329,550          6,055
                                       (a) Applied Micro Circuits Corp.                            178,900          7,648
                                       (a) Axent Technologies, Inc.                                228,000          5,486
                                           Cimlinc Incorporated, "D" , convertible preferred        75,431            283
                                       (a) Comverse Technology                                     326,700         27,770
                                       (a) Cree Research                                           256,400         12,035
                                       (a) Exigent International, Inc., with warrant                   325              1
                                       (a) Jabil Circuit                                           613,300         24,839
                                       (a) Market Facts                                            335,400          7,379
                                       (a) Mercury Interactive Corp.                               335,800         11,963
                                       (a) Network Appliance, Inc.                                 138,500          7,012
                                       (a) New Era Networks, Inc.                                   82,300          5,576
                                       (a) QLogic Corp.                                            107,900          7,243
                                       (a) SEREMA Software, Inc.                                   288,100          4,033
                                       (a) Sykes Enterprises, Inc.                                 532,600         17,210
                                       (a) Transwitch Corp.                                        225,500         10,204
                                       (a) Verity, Inc.                                            144,300          4,834
                                       (a) Whittman-Hart, Inc.                                     170,000          3,655
                                           -------------------------------------------------------------------------------
                                                                                                                  163,226
--------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--2.9%                   C.H. Robinson Worldwide, Inc.                           308,500          7,847
                                           Expeditors International of Washington                  192,700         10,406
                                       (a) U.S. Xpress Enterprises                                 330,000          3,836
                                           -------------------------------------------------------------------------------
                                                                                                                   22,089
                                           -------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--98.3%
                                           (Cost: $604,057)                                                       734,571
                                           -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET INSTRUMENT--1.7%          Yield--4.32%
                                           Due--April 1999
                                           (Cost: $12,986)                                        $ 13,000       $ 12,986
                                           -------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $617,043)                                                      $747,557
                                           -------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
Based on the cost of investments of $617,043,000 for federal income tax purposes at March 31, 1999, the gross unrealized appreciation was $157,144,000, the gross unrealized depreciation was $26,630,000 and the net unrealized appreciation on investments was $130,514,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $617,043)                                                $747,557
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 4,268
------------------------------------------------------------------------
  Fund shares sold                                                   191
------------------------------------------------------------------------
  Dividends                                                          107
------------------------------------------------------------------------
    TOTAL ASSETS                                                 752,123
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Cash overdraft                                                     1,755
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            8,886
------------------------------------------------------------------------
  Fund shares redeemed                                             1,130
------------------------------------------------------------------------
  Management fee                                                     219
------------------------------------------------------------------------
  Distribution services fee                                           91
------------------------------------------------------------------------
  Administrative services fee                                         98
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             781
------------------------------------------------------------------------
  Trustees' fees and other                                           135
------------------------------------------------------------------------
    Total liabilities                                             13,095
------------------------------------------------------------------------
NET ASSETS                                                      $739,028
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $528,787
------------------------------------------------------------------------
Undistributed net realized gain on investments                    79,727
------------------------------------------------------------------------
Net unrealized appreciation on investments                       130,514
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $739,028
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($558,394 /
  100,792 shares outstanding)                                      $5.54
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)             $5.88
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($155,610 /
  30,228 shares outstanding)                                       $5.15
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($14,319 /
  2,765 shares outstanding)                                        $5.18
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share ($10,705 /
  1,891 shares outstanding)                                        $5.66
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 1998 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends                                                     $   585
-----------------------------------------------------------------------
  Interest                                                          856
-----------------------------------------------------------------------
    Total investment income                                       1,441
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  1,554
-----------------------------------------------------------------------
  Distribution services fee                                         721
-----------------------------------------------------------------------
  Administrative services fee                                       846
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          2,055
-----------------------------------------------------------------------
  Reports to shareholders                                           115
-----------------------------------------------------------------------
  Professional fees                                                  51
-----------------------------------------------------------------------
  Trustees' fees and other                                           47
-----------------------------------------------------------------------
    Total expenses                                                5,389
-----------------------------------------------------------------------
NET INVESTMENT LOSS                                              (3,948)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                       7,284
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           92,276
-----------------------------------------------------------------------
Net gain on investments                                          99,560
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $95,612
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED
                                                                 MARCH 31,              YEAR ENDED
                                                                   1999                SEPTEMBER 30,
                                                                (UNAUDITED)                1998
----------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------
  Net investment loss                                           $   (3,948)                  (6,977)
----------------------------------------------------------------------------------------------------
  Net realized gain                                                  7,284                   62,885
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             92,276                 (301,603)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          95,612                 (245,695)
----------------------------------------------------------------------------------------------------
Distribution from net realized gain                                (57,638)                (110,208)
----------------------------------------------------------------------------------------------------
Net (decrease) from capital share transactions                     (17,295)                 (21,226)
----------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             20,679                 (377,129)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------

Beginning of period                                                718,349                1,095,478
----------------------------------------------------------------------------------------------------
END OF PERIOD                                                   $  739,028                  718,349
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL
STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Small Capitalization Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .30% based upon the fund's performance as compared to the performance of the Standard & Poor's 500 Stock
                             Index (thus the fee on an annual basis can range from .35% to .95% of average daily net assets).

                             During the six months ended March 31, 1999, the fund incurred management fees as follows (in thousands):

                             Base fee                          $ 2,887
                             Performance adjustment             (1,333)
                                                               -------
                             Total fees                        $ 1,554
                                                               =======

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 1999 are $36,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended March 31, 1999 are $954,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts that the firms service. Administrative services fees paid by the fund to KDI for the six months ended March 31, 1999 are $846,000, of which $1,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,388,000 for the six months ended March 31, 1999.

NOTES TO FINANCIAL
STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended March 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $24,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                        $516,669
                             Proceeds from sales               535,750

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                        SIX MONTHS ENDED                       YEAR ENDED
                                                         MARCH 31, 1999                    SEPTEMBER 30, 1998
                                                    ------------------------           --------------------------
                                                     SHARES         AMOUNT              SHARES          AMOUNT
                             ------------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------------
                             SHARES SOLD
                             ------------------------------------------------------------------------------------
                              Class A                118,932       $ 657,242            150,146       $   984,735
                             ------------------------------------------------------------------------------------
                              Class B                  8,899          45,630             10,789            69,768
                             ------------------------------------------------------------------------------------
                              Class C                 18,384          95,679             52,417           329,342
                             ------------------------------------------------------------------------------------
                              Class I                    245           1,435                847             6,088
                             ------------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             ------------------------------------------------------------------------------------
                              Class A                  6,862          38,497             10,966            69,742
                             ------------------------------------------------------------------------------------
                              Class B                  2,700          14,122              5,045            30,421
                             ------------------------------------------------------------------------------------
                              Class C                    201           1,057                245             1,476
                             ------------------------------------------------------------------------------------
                              Class I                    160             914                315             2,030
                             ------------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------------
                              SHARES REDEEMED
                             ------------------------------------------------------------------------------------
                              Class A               (127,317)       (710,786)          (163,024)       (1,077,863)
                             ------------------------------------------------------------------------------------
                              Class B                (12,551)        (64,631)           (14,691)          (95,212)
                             ------------------------------------------------------------------------------------
                              Class C                (17,448)        (91,709)           (52,521)         (331,527)
                             ------------------------------------------------------------------------------------
                              Class I                   (804)         (4,745)            (1,464)          (10,226)
                             ------------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             ------------------------------------------------------------------------------------
                              Class A                  5,766          32,394              3,201            21,822
                             ------------------------------------------------------------------------------------
                              Class B                 (6,171)        (32,394)            (3,390)          (21,822)
                             ------------------------------------------------------------------------------------
                              NET DECREASE FROM
                              CAPITAL SHARE TRANSACTIONS           $ (17,295)                         $   (21,226)
                             ------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------
                                                             CLASS A
                                           -------------------------------------------
                                           SIX MONTHS
                                             ENDED         YEAR ENDED SEPTEMBER 30,
                                           MARCH 31,    ------------------------------
                                              1999       1998    1997    1996    1995
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period         $5.30        7.98    7.01    7.14    5.81
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                         (.02)       (.03)   (.01)   (.02)   (.01)
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .67       (1.84)   1.55     .94    1.68
--------------------------------------------------------------------------------------
Total from investment operations               .65       (1.87)   1.54     .92    1.67
--------------------------------------------------------------------------------------
Less distribution from net realized gain       .41         .81     .57    1.05     .34
--------------------------------------------------------------------------------------
Net asset value, end of period               $5.54        5.30    7.98    7.01    7.14
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                12.17%     (25.13)  24.29   16.33   30.88
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                      1.03%        .90     .90    1.08    1.14
--------------------------------------------------------------------------------------
Net investment loss                           (.66)%      (.38)   (.20)   (.26)   (.18)
--------------------------------------------------------------------------------------

                                           -----------------------------------------------
                                                               CLASS B
                                           -----------------------------------------------
                                           SIX MONTHS
                                             ENDED         YEAR ENDED SEPTEMBER 30,
                                           MARCH 31,    ------------------------------
                                              1999       1998    1997    1996    1995
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period         $4.98        7.64    6.81    7.03    5.78
------------------------------------------------------------------------------------------
Income from investment operations: Net
  investment loss                             (.06)       (.11)   (.10)   (.09)   (.07)
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .64       (1.74)   1.50     .92    1.66
------------------------------------------------------------------------------------------
Total from investment operations               .58       (1.85)   1.40     .83    1.59
------------------------------------------------------------------------------------------
Less distribution from net realized gain       .41         .81     .57    1.05     .34
------------------------------------------------------------------------------------------
Net asset value, end of period               $5.15        4.98    7.64    6.81    7.03
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                11.52%     (26.06)  22.83   15.13   29.59
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------
Expenses                                      2.49%       2.14    2.14    2.15    2.17
------------------------------------------------------------------------------------------
Net investment loss                          (2.12)%     (1.62)  (1.44)  (1.33)  (1.21)
------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                            -----------------------------------------------
                                                                CLASS C
                                            -----------------------------------------------
                                            SIX MONTHS
                                              ENDED           YEAR ENDED SEPTEMBER 30,
                                            MARCH 31,    ----------------------------------
                                               1999       1998    1997    1996    1995
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 5.00       7.63    6.80    7.02    5.77
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.05)      (.14)   (.09)   (.09)   (.07)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                         .64      (1.68)   1.49     .92    1.66
-------------------------------------------------------------------------------------------
Total from investment operations                 .59      (1.82)   1.40     .83    1.59
-------------------------------------------------------------------------------------------
Less distribution from net realized gain         .41        .81     .57    1.05     .34
-------------------------------------------------------------------------------------------
Net asset value, end of period                $ 5.18       5.00    7.63    6.80    7.02
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  11.68%    (25.65)  22.87   15.16   29.65
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                        2.15%      2.06    1.95    2.15    2.10
-------------------------------------------------------------------------------------------
Net investment loss                            (1.78)%    (1.54)  (1.25)  (1.33)  (1.14)
-------------------------------------------------------------------------------------------

                                          ---------------------------------------------------
                                                                CLASS I
                                          ---------------------------------------------------
                                          SIX MONTHS                             JULY 3
                                            ENDED     YEAR ENDED SEPTEMBER 30,     TO
                                          MARCH 31,   ------------------------  SEPT. 30,
                                             1999       1998    1997    1996      1995
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period        $ 5.39       8.07    7.05    7.15      6.27
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         --         --     .01     .01        --
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                       .68      (1.87)   1.58     .94       .88
---------------------------------------------------------------------------------------------
Total from investment operations               .68      (1.87)   1.59     .95       .88
---------------------------------------------------------------------------------------------
Less distribution from net realized gain       .41        .81     .57    1.05        --
---------------------------------------------------------------------------------------------
Net asset value, end of period              $ 5.66       5.39    8.07    7.05      7.15
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                12.54%    (24.82)  24.89   16.76     14.04
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                       .52%       .48     .53     .66       .79
---------------------------------------------------------------------------------------------
Net investment income (loss)                  (.15)%      .04     .17     .16      (.14)
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED               YEAR ENDED SEPTEMBER 30,
                                           MARCH 31,    -------------------------------------------
                                              1999       1998       1997       1996      1995
---------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $739,028    718,349   1,095,478   934,075   839,905
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             138%        86         102        85       102
---------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for the year ended September 30, 1996 were determined based on average shares outstanding. Data for the period ended March 31, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15,1999. Kemper Small Capitalization Equity Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

                   For               Against            Abstain
                76,934,087          2,254,954           3,813,801

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                   For               Against            Abstain
                 63,409,907         4,988,222          7,749,297

Investment policies

                   For               Against            Abstain
                 63,377,763         5,021,610          7,748,054

Diversification

                   For               Against            Abstain
                 63,463,009         4,936,363          7,748,054

Borrowing

                   For               Against            Abstain
                 63,369,612         5,029,760          7,748,054

Senior securities

                   For               Against            Abstain
                 63,477,546         4,921,826          7,748,054

Concentration

                   For               Against            Abstain
                 63,469,952         4,929,421          7,748,054

Underwriting of securities

                   For               Against            Abstain
                 63,463,320         4,936,052          7,748,054

Investment in real estate

                   For               Against            Abstain
                 63,465,888         4,933,484          7,748,054

Purchase of commodities

                   For               Against            Abstain
                 63,404,172         4,995,200          7,748,054

Lending

                   For               Against            Abstain
                 63,414,759         4,965,636          7,767,032

Margin purchases and short sales

                   For               Against            Abstain
                 63,279,845         5,119,527          7,748,054

Pledging of assets

                   For               Against            Abstain
                 63,313,348         5,079,345          7,754,733

Purchases of securities

                   For               Against            Abstain
                 63,464,212         4,928,480          7,754,733

Purchases of options and warrants

                   For               Against            Abstain
                 63,383,688         5,015,684          7,748,054

NOTES

NOTES

TRUSTEES & OFFICERS


TRUSTEES                       OFFICERS

DANIEL PIERCE                  MARK S. CASADY                MAUREEN E. KANE
Chairman and Trustee           President                     Assistant Secretary

LEWIS A. BURNHAM               PHILIP J. COLLORA             CAROLINE PEARSON
Trustee                        Vice President and Secretary  Assistant Secretary

DONALD L. DUNAWAY              JOHN R. HEBBLE                ELIZABETH C. WERTH
Trustee                        Treasurer                     Assistant Secretary

ROBERT B. HOFFMAN              ANN M. MCCREARY               BRENDA LYONS
Trustee                        Vice President                Assistant Treasurer

DONALD R. JONES                KATHRYN L. QUIRK
Trustee                        Vice President

THOMAS W. LITTAUER             CORNELIA SMALL
Trustee and Vice President     Vice President

SHIRLEY D. PETERSON            KURT R. STALZER
Trustee                        Vice President

WILLIAM P. SOMMERS             LINDA J. WONDRACK
Trustee                        Vice President


--------------------------------------------------------------------------------
LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT        KEMPER SERVICE COMPANY
                                 P.O. Box 419557
                                 Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT     STATE STREET BANK AND TRUST COMPANY
                                 225 Franklin Street
                                 Boston, MA 02109

                                 INVESTORS FIDUCIARY TRUST COMPANY
                                 801 Pennsylvania Avenue Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER            KEMPER DISTRIBUTORS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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